MALIBU BOATS, INC. ANNOUNCES APPOINTMENT OF STEVEN D. MENNETO AS CEO
LOUDON, Tenn., July 22, 2024 (GLOBE NEWSWIRE) -- Malibu Boats, Inc. (Nasdaq: MBUU) today announced the appointment of Steven D. Menneto as its new Chief Executive Officer (“CEO”), effective August 5, 2024. Mr. Menneto will also join Malibu Boats’ Board of Directors (the “Board”), which will increase from nine to ten members. In connection with Mr. Menneto’s appointment, the Office of the CEO, consisting of Ritchie Anderson, the Company’s President, as well as Michael K. Hooks, the Chair of the Board, will end. Mr. Hooks will remain Board Chair and Mr. Anderson will remain President of the Company.
Mr. Menneto joins Malibu Boats from Polaris, where he was most recently President of the Off-Road Vehicle Division. In that role he nearly doubled the division’s revenue to $7 billion over the course of four years while overseeing a large global manufacturing footprint. Mr. Menneto previously ran Polaris’ Motorcycle Division, during which time he drove significant growth including building the Indian Motorcycle business from $3 million to approximately $500 million in revenue. Early in his career, Mr. Menneto owned his own Polaris dealership.
Mr. Hooks stated, “We are thrilled to welcome Steve as our new CEO. The Board conducted a comprehensive search process that included discussions with multiple highly qualified candidates who were attracted by the opportunity to lead a premier manufacturer with premium brands across multiple segments. Steve emerged as the clear choice given the direct alignment of his experience, skill set and track record with our business needs and strategic priorities. He brings a well-rounded background with experience across functional areas and especially sales and managing distribution. Steve has a demonstrated history of leading organizations through periods of growth and is the ideal candidate to build on our strong foundation and drive further value creation.”
Mr. Menneto stated, “I am honored and excited to be named Malibu Boats’ next CEO. I have long admired the company’s stellar track record, history of innovation and top of the line products. As I take on this role, I look forward to helping the company leverage its excellent growth opportunities. With the support of Malibu Boats’ tremendous team, I believe there is a great deal we can achieve to build an even better business while continuing to provide the highest quality boats on the market and delivering for all our stakeholders.”
Steven Menneto Biography
Mr. Menneto, 59, previously served in various positions at Polaris, Inc., a manufacturer of powersports vehicles, since 1997, most recently as President of the Off-Road Vehicle Division from December 2019 to July 2024. From May 2009 to December 2019, Mr. Menneto was

President of the Motorcycle Division of Polaris, and prior to May 2009, he held various roles in sales at Polaris.
Mr. Menneto previously served on the boards of directors of Polaris Acceptance Inc., a floor plan financing joint venture with Wells Fargo Bank, N.A., and Motorcycle Industry Council, a not-for-profit trade association. Mr. Menneto received a B.S. in Business Administration from Northeastern University and received an M.B.A. from Rensselaer Polytechnic Institute.
Cautionary Statement Concerning Forward Looking Statements
This press release includes forward-looking statements (as such term is defined in the Private Securities Litigation Reform Act of 1995). Forward-looking statements can be identified by such words and phrases as “believes,” “anticipates,” “expects,” “intends,” “estimates,” “may,” “will,” “should,” “continue” and similar expressions, comparable terminology or the negative thereof, and includes statements in this press release regarding the ability to build a better business and deliver value to stockholders of the Company. Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the forward-looking statements, including, but not limited to: general industry, economic and business conditions; the Company’s large fixed cost base; increases in the cost of, or unavailability of, raw materials, component parts and transportation costs; disruptions in the Company’s suppliers’ operations; the Company’s reliance on third-party suppliers for raw materials and components and any interruption of the Company’s informal supply arrangements; the Company’s reliance on certain suppliers for our engines and outboard motors; the Company’s ability to meet its manufacturing workforce needs; the Company’s ability to grow its business through acquisitions and integrate such acquisitions to fully realize their expected benefits; the Company’s growth strategy which may require it to secure significant additional capital; the Company’s ability to protect its intellectual property; disruptions to the Company’s network and information systems; risks inherent in operating in foreign jurisdictions; a natural disaster, global pandemic or other disruption at the Company’s manufacturing facilities; increases in income tax rates or changes in income tax laws; the Company’s dependence on key personnel; the Company’s ability to enhance existing products and market new or enhanced products; the continued strength of the Company’s brands; the seasonality of the Company’s business; intense competition within the Company’s industry; increased consumer preference for used boats or the supply of new boats by competitors in excess of demand; competition with other activities for consumers’ scarce leisure time; changes in currency exchange rates; inflation and increases in interest rates; an increase in energy and fuel costs; the Company’s reliance on its network of independent dealers and increasing competition for dealers; the financial health of the Company’s dealers and their continued access to financing; the Company’s obligation to repurchase inventory of certain dealers; the Company’s exposure to claims for product liability and warranty claims; any failure to comply with laws and regulations including environmental, workplace safety and other regulatory requirements; the Company’s variable rate indebtedness which subjects it to interest rate risk; the Company’s obligation to make certain payments under a tax receivables agreement; and other factors affecting us detailed from time to time in the Company’s filings with the Securities and Exchange Commission. Many of these risks and uncertainties are outside the Company’s control, and there may be other risks and uncertainties which the Company does not currently anticipate because they relate to events and depend on circumstances that may or may not occur in the future. Although the Company believes that the expectations reflected in any forward-looking statements are based on reasonable assumptions at the time made, the Company can give no assurance that its expectations will be achieved. Undue reliance should not be placed on these forward-looking statements, which speak only as of the date hereof. The Company undertakes no obligation (and the Company expressly disclaims any obligation) to update or supplement any forward-looking statements that may become untrue because of subsequent events, whether because of new information, future events, changes in assumptions or otherwise.
About Malibu Boats, Inc.
Based in Loudon, Tennessee, Malibu Boats, Inc. (MBUU) is a leading designer, manufacturer and marketer of a diverse range of recreational powerboats, including performance sport, sterndrive and outboard boats. Malibu Boats, Inc. is the market leader in the performance sport boat category through its Malibu and Axis boat brands, the leader in the 20’ - 40’ segment of the sterndrive boat category through its Cobalt brand, and in a leading position in the saltwater fishing boat market with its Pursuit and Cobia offshore boats and Pathfinder, Maverick, and Hewes flats and bay boat brands. A pre-eminent innovator in the powerboat industry, Malibu Boats, Inc. designs products that appeal to an expanding range of recreational boaters, fisherman and water sports enthusiasts whose passion for boating is a key component of their active lifestyles. For more information, visit www.malibuboats.com, www.axiswake.com, www.cobaltboats.com, www.pursuitboats.com, or www.maverickboatgroup.com.
Contacts
Malibu Boats, Inc. InvestorRelations@MalibuBoats.com